M Fund, Inc.
Supplement dated as of June 17, 2011, to the
Prospectus dated April 29, 2011

On March 1, 2011, the Board of Directors of M Fund, Inc. (the “Company”) approved the appointment of Northern Cross, LLC to replace Brandes Investment Partner, L.P. as the sub-adviser of the M International Equity Fund.  An information statement regarding these changes, in combination with the proxy statement for the approval of Directors and an amendment to the investment advisory agreement for the M International Equity Fund, was mailed to shareholders on May 16, 2011.  These changes went into effect upon the shareholder’s approval of the amendment to the investment advisory agreement for the M International Equity Fund, which occurred on June 17, 2011.

Effective immediately, all references in the Prospectus to Brandes Investment Partner, L.P. are replaced with references to Northern Cross, LLC.

The table and accompanying footnotes in the sub-section “Annual Fund Operating Expenses” within the section “M International Equity Fund” on page 3 of the Prospectus is replaced with the following:

Management Fees1	0.70%
Distribution (12b-1) Fee	None
Other Expenses2	0.23%
Total Annual Fund Operating Expenses	0.93%

1 Restated to reflect current fees. Effective June 17, 2011, the advisory fee payable to the Adviser increased from 0.65% of the Fund’s average daily net assets to 0.70% of the Fund’s average daily net assets.

2 For the period from May 1, 2011 to April 30, 2012, M Financial Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

The table in the sub-section “Example” within the section “M International Equity Fund” on page 3 of the Prospectus is replaced in its entirety with the following:

1 year	3 years	5 years	10 years
$95	$296	$515	$1,143

The third paragraph of the sub-section “Principal Investment Strategies” within the section “M International Equity Fund” on page 4 of the Prospectus is replaced in its entirety with the following:

The Fund’s sub-adviser, Northern Cross, LLC’s (“Northern Cross”) investment philosophy is to buy undervalued, quality companies with improving margins and aim to hold them for five to seven years.

1

The following text is added to the end of the first paragraph and the sixth paragraph in the sub-section “Performance” within the section “M International Equity Fund” on page 5 of the Prospectus:

The performance prior to June 17, 2011 reflects the performance results obtained under a different Sub-Adviser using different investment strategies.  Had the current Sub-Adviser and investment strategies been in place during the period shown, the performance results may have been different.

The sub-section “Fund Management” within the section “M International Equity Fund” on pages 5 and 6 of the Prospectus is replaced in its entirety with the following:

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Northern Cross is the sub-adviser for the Fund.

The Fund is team-managed using a consensus approach.  All four portfolio managers operate as generalists and are responsible for each name within the portfolio. The following persons are primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Since	Title
Howard Appleby	December 2003	Principal and Portfolio Manager
Jean-Francois Ducrest	December 2003	Principal and Portfolio Manager
James LaTorre	December 2003	Principal and Portfolio Manager
Edward Wendell, Jr	December 2003	Principal and Portfolio Manager

The table following the fifth paragraph in the sub-section “Investment Adviser” within the section “Management of the Funds” on page 24 of the Prospectus is revised as follows with regard to the M International Equity Fund:

Fund	Fee to the Adviser (as a % of average daily net assets)
M International Equity Fund*	0.69%

*Effective June 17, 2011, the aggregate fee rate payable to the Adviser is 0.70% of the Fund’s average daily net assets.  For the period March 1, 2011 to June 16, 2011, the aggregate fee rate payable to the Adviser for the Fund was 0.65% of the average daily net assets of the Fund.  Prior to March 1, 2011, the fee payable to the Adviser for the Fund was 1.10% of first $10 million, 0.95% of next $10 million, 0.75% of next $30 million and 0.65% on amounts above $50 million of the Fund’s average daily net assets.  For the period October 1, 2010 through February 28, 2011, the Adviser waived a portion of the fee payable so that the fee payable to the Adviser was 0.65% of the Fund’s average daily net assets.

2

The sub-section “Brandes Investment Partners, L.P. (Brandes)” within the section “Management of the Funds – Sub-Advisers” on page 25 of the Prospectus is replaced in its entirety as follows:

Northern Cross, LLC (Northern Cross)
125 Summer St, Suite 1410, Boston, MA 02110

Sub-Adviser to the M International Equity Fund

As of December 31, 2010, Northern Cross managed approximately $35.1 billion of assets. The M International Equity Fund is managed by a team of four portfolio managers. Howard Appleby, CFA, Principal - A British citizen, Howard has been in the investment business since 1982, when he began his career as an equity analyst specializing in basic materials and energy for W. Greenwell & Co. In 1985, he moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. Howard went on to have an 8-year tenure at ABN AMRO and in 2002 became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. He is a graduate of the University of Exeter, Exeter, England and holds the CFA designation. Jean-François Ducrest, Principal - A French citizen, Jean-Francois has been engaged in the business of international equities since 1988. He started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, he was a Senior Vice President and Principal of Cheuvreux' U.S. operations, serving institutions investing in European equities. In 2002, Jean-Francois became part of the Northern Cross group as an analyst.  In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. He is a graduate of the Institut d'Etudes Politiques de Paris, France and a Trustee of the French Cultural Center (Boston). James LaTorre, CFA, Principal - Jim began his career in the investment industry in 1982 with Merrill Lynch in New York. In 1989, he became VP of Investments with the Ivy Fund group, where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund. In 1992, he joined Hakan Castegren, founder of the Northern Cross investment philosophy and in 1993 became Director of Research. Jim went on to manage the Harbor International Fund II. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC.  An alumnus of Fairfield University in Connecticut, he has an MS in finance from Boston College, holds the Chartered Financial Analyst designation and is a member of the Financial Advisory Board at Boston College. Edward E. Wendell, Jr., Principal - Ted has been involved in the investment management business since 1985 when he began supporting Hakan Castegren, founder of the Northern Cross investment philosophy.  In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. A graduate of Harvard College, Ted holds an MA in mathematics from the University of Washington in Washington. He is a trustee of Marlboro College in Vermont and is treasurer of The Poverty Alleviation Fund.

3

The sub-section “Portfolio Holdings” within the section “Management of the Funds” on page 27 of the Prospectus is replaced in its entirety as follows:

The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Company will post complete lists of each Fund’s portfolio holdings as of the end of each quarter on its website at www.mfin.com.  Once you reach the website, you can find the portfolio holdings by clicking on “What We Do”, then “M Funds” then “Quarterly Holdings Report.”  The Funds’ portfolio holdings are also disclosed as of the end of the applicable quarter in the Company’s Form N-CSR filings for the second and fourth fiscal quarters, which are filed on or shortly before the 70th day following the end of those quarters, and in its Form N-Q filings for the first and third fiscal quarters, which are filed on or shortly before the 60th day following the end of those quarters.  The Company’s policies and procedures regarding website disclosure of the Funds’ portfolio holdings, as well as the Company’s other policies and procedures relating to disclosure of the Funds’ portfolio holdings, are described in the Statement of Additional Information.

4

M Fund, Inc.
Supplement dated as of June 17, 2011, to the
Statement of Additional Information dates April 29, 2011

Effective immediately, all references in the Statement of Additional Information (the “SAI”) to Brandes Investment Partner, L.P. are replaced with references to Northern Cross, LLC.

The second paragraph of the subsection “Policies and Procedures for Disclosure of Fund Portfolio Holdings” within the section “Investment Strategies and Risks” on page 18 of the SAI is replaced with the following language:

Website Disclosure of Fund Portfolio Holdings. The Company has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Company will post complete lists of each Fund’s portfolio holdings as of the end of each quarter on its website at www.mfin.com.  Once you reach the website, you can find the portfolio holdings by clicking on “What We Do”, then “M Funds” then “Quarterly Holdings Report.”  The Funds’ portfolio holdings are also disclosed as of the end of the applicable quarter in the Company’s Form N-CSR filings for the second and fourth fiscal quarters, which are filed on or shortly before the 70th day following the end of those quarters, and in its Form N-Q filings for the first and third fiscal quarters, which are filed on or shortly before the 60th day following the end of those quarters.  The Company’s policies and procedures regarding website disclosure of the Funds’ portfolio holdings, as well as the Company’s other policies and procedures relating to disclosure of the Funds’ portfolio holdings, are described in the Statement of Additional Information.

The first paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” on page 26 of the SAI is replaced with the following language:

The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers.  The Board approved an amendment to the investment advisory agreement with the Company, on behalf of M International Equity Fund, to increase the advisory fee payable for the Fund.  Shareholders of the M International Equity Fund approved the amendment to the investment advisory agreement at a special shareholder meeting held on June 17, 2011.  The Adviser, on behalf of the Company, has entered into sub-advisory agreements with (i) Northern Cross, LLC. with respect to the M International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the M Capital Appreciation Fund and (iv) Iridian Asset Management, LLC with respect to the M Business Opportunity Value Fund.  The Board approved a new sub-advisory agreement with Northern Cross, LLC to replace Brandes Investment Partners, L.P. on March 1, 2011.  The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business.  The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.  The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The last sentence of the third paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” on page 26 of the SAI is replaced with the following language:

Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days' written notice; or (c) by the Sub-Adviser on 90 days’ notice.

The table following the fourth paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” with regard to the M International Equity Fund on page 27 of the SAI is revised as follows:

Fund	Advisory Fee
M International Equity Fund*	0.70%

* Prior to June 17, 2011, the fee payable to the Adviser for the Fund was 0.65% of the average daily net assets of the Fund.  For the period March 1, 2011 to June 16, 2011, the fee payable to the Adviser for the Fund was 1.10% of first $10 million, 0.95% of next $10 million, 0.75% of next $30 million and 0.65% on amounts above $50 million of the Fund’s average daily net assets.  For the period October 1, 2010 through February 28, 2011, the Adviser waived a portion of the fee payable so that the fee payable to the Adviser was 0.65% of the Fund’s average daily net assets.

The section “Investment Advisory and Other Services – Sub-Advisers” with regard to Brandes Investment Partner, L.P. on pages 28 and 29 of the SAI is replaced with the following language:

Northern Cross, LLC

Northern Cross, LLC (Northern Cross), Subadviser to the M International Equity Fund is located at 125 Summer St, Suite 1410, Boston, MA 02110. The M International Equity Fund is managed by a team of four portfolio managers.  Howard Appleby, CFA,  Principal - A British citizen, Howard has been in the investment business since 1982, when he began his career as an equity analyst specializing in basic materials and energy for W. Greenwell & Co. In 1985, he moved to the U.S. and started a 16-year sell-side career, advising U.S. portfolio managers on non-U.S. equities in various research, sales, and management roles. Howard went on to have an 8-year tenure at ABN AMRO and in 2002 became part of the Northern Cross group as an analyst. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. He is a graduate of the University of Exeter, Exeter, England and holds the CFA designation. Jean-François Ducrest, Principal - A French citizen, Jean-Francois has been engaged in the business of international equities since 1988. He started his career on the sell side as an equity analyst at Paris-based European broker Cheuvreux, covering multiple sectors during his tenure there, including industrials, consumer goods, and utilities. From 1995 to 2001, he was a Senior Vice President and Principal of Cheuvreux' U.S. operations, serving institutions investing in European equities. In 2002, Jean-Francois became part of the Northern Cross group as an analyst.  In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. He is a graduate of the Institut d'Etudes Politiques de Paris, France and a Trustee of the French Cultural Center (Boston). James LaTorre, CFA, Principal - Jim began his career in the investment industry in 1982 with Merrill Lynch in New York. In 1989, he became VP of Investments with the Ivy Fund group, where he managed the Ivy Growth with Income Fund and co-managed the Ivy Growth Fund. In 1992, he joined Hakan Castegren, founder of the Northern Cross investment philosophy and in 1993 became Director of Research. Jim went on to manage the Harbor International Fund II. In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC.  An alumnus of Fairfield University in Connecticut, he has an MS in finance from Boston College, holds the Chartered Financial Analyst designation and is a member of the Financial Advisory Board at Boston College. Edward E. Wendell, Jr. Principal - Ted has been involved in the investment management business since 1985 when he began supporting Hakan Castegren, founder of the Northern Cross investment philosophy.  In 2003, he became a founding partner and portfolio manager for Northern Cross, LLC. A graduate of Harvard College, Ted holds an MA in mathematics from the University of Washington in Washington. He is a trustee of Marlboro College in Vermont and is treasurer of The Poverty Alleviation Fund.

As of March 31, 2011, each member was responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Edward E. Wendell, Jr.	5	$35,289,600,000	0	$0	10	$2,295,600,000

James LaTorre, CFA	5	$35,289,600,000	0	$0	10	$2,295,600,000

Howard Appleby, CFA	5	$35,289,600,000	0	$0	10	$2,295,600,000

Jean- Francois Ducrest	5	$35,289,600,000	0	$0	10	$2,295,600,000

As of March 31, 2011, none of the members of the Northern Cross’ investment team managed any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of M International Equity Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as M International Equity Fund, track the same index M International Equity Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by M International Equity Fund.  The other accounts might also have different investment objectives or strategies than M International Equity Fund.

Knowledge and Timing of Portfolio Trades.  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of M International Equity Fund.  Because of the portfolio managers’ positions with M International Equity Fund, each portfolio manager knows the size, timing and possible market impact of M International Equity Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of M International Equity Fund.

Investment Opportunities

A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both M International Equity Fund and other accounts managed by one or more of the portfolio managers, but may not be available in sufficient quantities for both M International Equity Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by M International Equity and another account.

Northern Cross, LLC has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest. Northern Cross, LLC has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time.  Under Northern Cross, LLC’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the Subadviser’s investment outlook.

Compensation

Northern Cross is equally owned by the four founding partners.  Their compensation consists of equal shares in the firm’s overall profits.  Analysts are compensated with a base salary as well as incentive compensation. Incentive compensation is based on qualitative annual evaluations and the judgment of the principals of Northern Cross.

The table in the section “Investment Advisory and Other Services – Sub-Advisory Fees” with regard to M International Equity Fund on page 32 of the SAI is revised as follows:

Fund	Sub-Advisory Fee
M International Equity Fund*	0.55%

* Prior to June 17, 2011, Brandes Investment Partners, L.P. served as the Sub-Adviser for the Fund for a fee of 0.50% of the average daily net assets of the Fund.  For the period to March 1, 2011 to June 16, 2011, the fee payable to Brandes for the Fund was 0.95% on the first $10 million, 0.80% on the next $10 million, 0.60% on the next $30 million and 0.50% on amounts over $50 million. For the period October 1, 2010 through February 28, 2011, Brandes waived a portion of its fee payable so that the fee payable to Brandes was 0.50% of the Fund’s average daily net assets.

The proxy voting policy of Brandes Investment Partners, L.P. on pages 2 to 18 of “Appendix A” in the SAI is replaced in its entirety with the following:

NORTHERN CROSS, LLC

PROXY POLICY

Northern Cross, LLC(the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.           Statement of Law and Policy

A.           Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities.  The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies.  As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements:  (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.           Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian.  The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders.  The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

•	Routine Corporate Governance Issues
The Adviser will vote in favor of management.
Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.  In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•	Non-routine Corporate Governance Issues
The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.
Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.
In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•	Non Voting of Proxies
The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

•	Conflicts of Interest
Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

•	Record Keeping
The following records will be kept for each client:
•	Copies of the Adviser’s proxy voting policies and procedures.

•	Copies of all proxy statements received.

•
A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Program and is available on request.

2.           Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest.  The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements.  The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.           Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•	The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Compliance Officer is responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•	The Compliance Officer will record in writing the basis for any such determination.